                                                                      Exhibit 21

50.10%                                                      DECEMBER 31, 1999


                                  SUNOCO, INC.
                        d/b/a Herr Gas & Oil Co.  (PA)
                         d/b/a Kelly Oil Company  (PA)
                       d/b/a Mahaffey Oil Company  (PA)
                    d/b/a Montour Oil Service Company  (PA)


                        SUBSIDIARIES OF THE REGISTRANT


COMPANY NAME:                                                          INC./REG.
-------------                                                          ---------

Helios Capital Corporation                                                 DE
---Beneco Leasing Two, Inc.                                                OH
---Sunoco Leasing, Inc.                                                    DE
------Heleasco Twenty, Inc.                                                DE
------Heleasco Twenty-Three, Inc.                                          DE
------Jalisco Corporation                                                  CA
---Sun Leasing Company                                                     DE

Marine Investment Company of Delaware                                      DE
---Sun Transport, Inc.                                                     DE

Mascot Petroleum Company, Inc.                                             DE

Mohawk Valley Oil, Inc.                                                    NY
---Marcy Valley Oil Company, Inc.                                          DE

Radnor Corporation                                                         PA
   d/b/a Almont Developers   PA)
   d/b/a Ray Jones Co.    (PA)
---Radnor/California Service Corporation                                   DE
---Radnor/Credit Corporation                                               DE
---Radnor/Dutton Mill Corporation                                          PA
---Radnor/Edgewater, Inc.                                                  DE
---Radnor/Fulton Industrial Corporation                                    DE
---Radnor/Grand Oaks Corporation                                           DE
---Radnor/Green Meadows Corporation                                        DE
---Radnor/Investment Corporation                                           DE
---Radnor/Island Corporation                                               DE
---Radnor/Lakeside Corporation                                             DE
---Radnor/Loudoun Corporation                                              DE
---Radnor/Main St. Corporation                                             DE
---Radnor/Murrieta Corporation                                             DE
---Radnor/North Corporation                                                DE
---Radnor/Parke East Corporation                                           DE
---Radnor/Plantation Corporation                                           DE

                                  PAGE .... 1

50.10%                                                     DECEMBER 31, 1999


                                 SUNOCO, INC.

                        SUBSIDIARIES OF THE REGISTRANT


COMPANY NAME:                                                          INC./REG.
-------------                                                          ---------

---Radnor/Plymouth Corporation                                             PA
---Radnor/Sarasota Corporation                                             DE
------Laurel Oak Realty Corporation                                        DE
---Radnor/Spring Ridge Corporation                                         DE
------Radnor/Frederick Corporation                                         DE
---Radnor/Spring Valley Corporation                                        DE
---Radnor/Sun Village Construction Corporation                             DE
---Radnor/Sun Village Corporation                                          DE
---Radnor Suncoast Corporation                                             DE
---Radnor/Vail Ranch Corporation                                           DE
---Radnor/Vanguard Corporation                                             DE
---Radnor/Victorville Corporation                                          DE
---Radnor/Villa Trinidad Corporation                                       DE
---Radnor/Vista Mar Corporation                                            DE
---Radnor/Willoughby Corporation                                           DE
---Radnor/Yorba Linda-I Corporation                                        DE

Sun Alternate Energy Corporation                                           DE

Sun Atlantic Refining and Marketing Company                                DE
---Sun Atlantic Refining and Marketing B.V., Inc.                          DE
---Sun Atlantic Refining and Marketing B.V                                 NL
------Atlantic Petroleum Corporation                                       DE
---------Atlantic Pipeline Corp.                                           DE
---------Atlantic Refining & Marketing Corp.                               DE

Sun Canada, Inc.                                                           DE
---Helios Assurance Company Limited                                        BA
---Petrosun Limited                                                        EN
---Sun International Limited                                               BA
---Sun Mexico One, Inc.                                                    DE
------Sunoco de Mexico, S.A. de C.V.                                       MX
---Sun Mexico Two, Inc.                                                    DE
---Sunoco Limited                                                          EN

Sun Coal & Coke Company                                                    DE
---Bearcat Coke Company                                                    DE
---Elk River Minerals Corporation                                          DE
---Indiana Harbor Coke Company                                             DE
---Indiana Harbor Coke Corporation                                         IN
---Jewell Coke Company                                                     DE


                                  PAGE .... 2

50.10%                                                      DECEMBER 31,1999

                                 SUNOCO, INC.

                        SUBSIDIARIES OF THE REGISTRANT


COMPANY NAME:                                                          INC./REG.
-------------                                                          ---------

---Jewell Resources Corporation                                           VA
------Dominion Coal Corporation                                           VA
------Jewell Coal & Coke Company, Inc.                                    VA
------Jewell Smokeless Coal Corporation                                   VA
------Oakwood Red Ash Coal Corporation                                    VA
------Vansant Coal Corporation                                            VA

Sun Coke Company                                                          DE

Sun Company, Inc.                                                         DE
(Name Saver Company)

Sun Company, Inc.                                                         PA
(Name Saver Company)

Sun Executive Services Company                                            PA

Sun Geologic and Seismic, Inc.                                            DE

Sun Ocean Ventures, Inc.                                                  DE

Sun Oil Argentina Limited                                                 BA

Sun Oil Argentina Limited S.A.                                             ARG.

Sun Oil Company                                                           DE
(Name Saver Company)

Sun Oil Company (U.K.) Ltd.                                               DE

Sun Oil Export Company                                                    DE

Sun Oil International, Inc.                                               DE

Sun Oil Shabwa Yemen Limited                                              BA

Sun Oil (Thailand) Limited                                                TH

Sun Oil Trading Company                                                   DE
(Name Saver Company)

                                  PAGE .... 3

50.10%                                                     DECEMBER 31, 1999

                                  SUNOCO, INC.

                         SUBSIDIARIES OF THE REGISTRANT


COMPANY NAME:                                                          INC./REG.
-------------                                                          ---------

Sun Pipe Line Company of Delaware                                          DE
---Mid-Continent Pipe Line Company                                         OK
---Mid-Valley Pipeline Company                                             OH
---Sun Oil Line Company of Michigan                                        MI
---Sun Pipe Line Company                                                   PA
---Sun Pipe Line Services Co.                                              DE
------Sun Borger Pipe Line Company                                         DE

Sun Refining and Marketing Company                                         DE
(Name Saver Company)

Sun Services Corporation                                                   PA

Sun Ship, Inc.                                                             PA
---Lesley Corporation                                                      DE

Sun-Del Services, Inc.                                                     DE

Sunoco Caribbean, Inc.                                                     DE
(Name Saver Company)

Sunoco, Inc. (R&M)                                                         PA
   d/b/a Mohawk Valley Oil   (NY)
   d/b/a Sonshine Fuels   (NY)
   d/b/a Sun Gas Company   (PA)
   d/b/a Sun Gas Services   (LA/PA/TX)
   d/b/a Sun Petroleum Products Company   (PA)
   d/b/a Sunmark Industries   (PA)
   d/b/a Sun Mart   (PA)
   d/b/a Y's Buy Oil Co.   (DE/NJ/PA)
---Mid-State Oil Company                                                   DE
      d/b/a Mid-State Lubricants   (NC/TN)
---Puerto Rico Sun Oil Company                                             DE
---Sun Lubricants and Specialty Products Inc.                              QU
---Sun Petrochemicals, Inc.                                                DE
      d/b/a Sun Petrochemicals Company   (PA)
---Sunmarks, Inc.                                                          DE
---Sunoco Power Marketing L.L.C.                                            PA

                                  PAGE .... 4

50.10%                                                     DECEMBER 31, 1999

                                 SUNOCO, INC.

                        SUBSIDIARIES OF THE REGISTRANT


COMPANY NAME:                                                          INC./REG.
-------------                                                          ---------

Sunoco Overseas, Inc.                                                      DE
---Lugrasa, S.A.                                                            PN

The Claymont Investment Company                                            DE

Triad Carriers, Inc.                                                       PA
---BBQ, Inc.                                                               PA
---Carrier Systems Motor Freight, Inc.                                     DE


                                  PAGE .... 5